UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

October 12, 2006
(Date of earliest event reported)

Atlas Air Worldwide Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-25732	13-4146982
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Westchester Avenue, Purchase, New York	10577
(Address of principal executive offices)	(Zip Code)

(914) 701-8000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
Signatures
Exhibit Index

Item 8.01 Other Events

     On October 12, 2006, Atlas Air Worldwide Holdings, Inc. (the “Company”) issued a press release announcing that it has begun distribution of 396,625 shares of its new common stock to holders of allowed general unsecured claims against the Company and certain of its subsidiaries pursuant to the terms of a Joint Plan of Reorganization under which the Company and the subsidiaries emerged from Chapter 11 bankruptcy protection on July 27, 2004. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release of Atlas Air Worldwide Holdings, Inc., dated October 12, 2006.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlas Air Worldwide Holdings, Inc.

Dated:	October 12, 2006	By:	/s/ Michael W. Borkowski

		Name:	Michael W. Borkowski
		Title:	Assistant Secretary and Senior Attorney

EXHIBIT INDEX

99.1	Press Release of Atlas Air Worldwide Holdings, Inc. dated October 12, 2006